SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 1, 2005

                             Commission File Number:
                                     1-6364

                          SOUTH JERSEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                New Jersey                      22-1901645
        (State of incorporation)      (IRS employer identification no.)

                 1 South Jersey Plaza, Folsom, New Jersey 08037
          (Address of principal executive offices, including zip code)

                                 (609) 561-9000
                         (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                 SJI-Cover Page


Item 2.02. Results of Operations and Financial Condition

         On February 1, 2005, South Jersey Industries ("SJI") issued a press release reporting the results of its operations for the three and twelve months ended December 31, 2004. The press release is attached hereto as Exhibit 99.1. SJI does not intend for this Item 2.02 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit 99. South Jersey Industries press release dated February 1, 2005.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   SOUTH JERSEY INDUSTRIES

Date: February 1, 2005             By:  /s/ David A. Kindlick
                                        ----------------------------------------
                                        David A. Kindlick
                                        Vice President & Chief Financial Officer


                                     SJI-2